                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2007
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-5881                   20-1953457
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

25 Enterprise Center, Suite 104, Middletown, Rhode Island               02842
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         (Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (401) 848-6300
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 19, 2007, the Board of Directors of BNS Holding, Inc. (the
"Company") approved the Company's entering into an agreement, to be effective as of July 1, 2007 (the "Services Agreement"), with SP Corporate Services, LLC
("SP") pursuant to which SP will provide to the Company, on a non-exclusive basis, a full range of executive, financial and administrative support services and personnel, including the services of a Chief Financial Officer and
Secretary, maintenance of the Company's corporate office and records, periodic reviews of transactions in the Company's stock to assist in preservation of the
Company's net loss carry-forwards under Section 382 of the Internal Revenue
Code, and related executive, financial, accounting and administrative support services. Under the Services Agreement, the Company will pay SP a monthly fee of
$11,000 in exchange for the financial services and a monthly fee ranging from
$12,500 to $16,667 for corporate secretarial, administrative and insurance services. SP will be responsible for compensating and providing all applicable employment benefits to any SP personnel in connection with providing services under the Services Agreement. The Company shall reimburse SP for reasonable and necessary business expenses of the Company incurred by SP, and the Company will be responsible for payment of fees related to audit, tax, legal, stock transfer, insurance broker, investment advisor and banking services provided to the
Company by third party advisors. The Services Agreement has a term of one year and shall automatically renew for successive one-year periods unless terminated, on any anniversary date of the Services Agreement, by either party upon not less than 30 days prior written notice to the other. The Services Agreement is attached hereto as Exhibit 99.1.

      SP is affiliated with Steel Partners II, L.P., the Company's largest stockholder, by virtue of SP's President, Warren Lichtenstein, serving as the sole executive officer and managing member of Steel Partners, L.L.C., the general partner of Steel Partners II, L.P. SP is a wholly owned-subsidiary of
Steel Partners Ltd., also controlled by Mr. Lichtenstein.

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On July  19,  2007  Michael  Warren  resigned  as  President  and  Chief
Executive   Officer  of  BNS   Holding,   Inc.   (the   "Company")   effective
immediately.  Mr. Warren did not resign as a result of any  disagreement  with the Company on any matter  relating to the Company's  operations,  policies or practices.  Kenneth Kermes,  the Company's  Chairman of the Board, was elected by the Board of Directors to serve as Mr. Warren's replacement.

      On July 19, 2007 the Board of Directors also elected Terry Gibson to serve as the Company's Chief Financial Officer and Sandra Kearney to serve as the
Company's Corporate Secretary.

      Mr. Gibson is currently a Managing Director of SP, effective July 1, 2007.
He presently serves as the Chief Executive Officer and Chief Financial Officer
of CoSine Communications Inc. and NOVT Corporation, as well as Chief Financial
Officer of WebFinanical Corporation. Prior to joining SP, Mr. Gibson served as the Chief Executive Officer of CoSine Communications. Inc. ("CoSine"), a

publicly held shell company, from January 2005 to July 2007 and as Executive
Vice President and Chief Financial Officer of Cosine from January 2002 to
January 2005. From January 2005 to the present, Mr. Gibson has been serving as a director of CoSine. Mr. Gibson also served as Chief Financial Officer of Calient
Networks, Inc. from May 2000 through December 2001. He served as Chief Financial
Officer of Ramp Networks, Inc. from March 1999 to May 2000 and as Chief
Financial Officer of GaSonics, International from June 1996 through March 1999.
He also served as Vice President and Corporate Controller of Lam Research
Corporation from February 1991 through June 1996. Mr. Gibson holds a B.S. in
Accounting from the University of Santa Clara. Mr. Gibson is 53 years old.

Item 8.01.  OTHER EVENTS.

      On July 19, 2007, the Company announced that its stockholders approved a proposal to (i) effectuate a reverse stock split of its outstanding Class A
Common Stock, $0.01 par value per share (the "Common Stock"), whereby the
Company will effect a 1-for-200 reverse stock split, such that stockholders of record owning fewer than 200 shares of Common Stock will have such shares cancelled and converted into the right to receive $13.62 for each share of
Common Stock held prior to the reverse stock split, immediately followed by a
200-for-1 forward stock split (the "Reverse/Forward Stock Split"). In addition, the stockholders also approved proposals which (i) grants the Company an option to acquire shares proposed to be transferred by stockholders subsequent to such
Reverse/Forward Stock Split if, after the proposed transfer, there would be 250 or more holders of record of the Common Stock (the "Right of First Refusal") and
(ii) decreases the number of authorized shares of Class A Common Stock, $.01 par value, from 30,000,000 to 5,000,000, and eliminate the authorized shares of
Class B Common Stock, $.01 par value (the "Authorized Share Reduction"). The approval of such resolutions was followed by the approval of the Board of
Directors of the Company. The Board of Directors set the record date for the
Reverse/Forward Stock Split as August 2, 2007.

      The Company also announced that as a result of the Reverse/Forward Stock
Split, it will have less than 300 holders of record of shares of its capital stock enabling it to voluntarily withdraw the listing of its capital stock on the Boston Stock Exchange and the Over-the-Counter Bulletin Board and to
deregister all of the Company's capital stock registered pursuant to Sections 12 and 15 of the Securities and Exchange Act of 1934, as amended. Computershare
Trust Company, N.A. shall serve as the paying and exchange agent for the Reverse
Stock Split and shall be sending transmittal letters to all stockholders of record of the Company starting August 3, 2007.

      The Company also announced that once the Reverse/Forward Stock Split is effectuated, the Company shall adjust the number of shares of one one-hundredths of a share of Preferred Stock of the Company purchasable upon proper exercise of each right under the Rights Agreement (the "Rights Agreement"), as amended, dated as of February 13, 1998, between Brown & Sharpe Manufacturing Company and assumed by BNS Holding, Inc. on December 14, 2004, and Computershare Trust
Company, N.A. (formerly known as EquiServe Trust Company. N.A.).

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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit 99.1 --     Services Agreement by and between BNS Holding,
                                Inc. and SP Corporate Services, LLC dated as of
                                July 19, 2007.

            Exhibit 99.2 --     Press release of BNS Holding Inc. dated July 19,
                                2007

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BNS HOLDING, INC.

Dated: July 23, 2007                       By: /s/ Kenneth Kermes
                                               ---------------------------------
                                               Name:  Kenneth Kermes
                                               Title: President and Chief
                                                      Executive Officer

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